SUPPLEMENT TO THE FIDELITY GROWTH AND INCOME PORTFOLIO SEPTEMBER 29, 1998 PROSPECTUS

The following information replaces similar information found in the "How to Buy Shares" section on page 20.

These minimums may be lower for investments through a Fidelity
GoalPlanner SM account.